UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 8, 2004

MOTHERS WORK, INC.
(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release issued by Mothers Work, Inc. on January 8, 2004

Item 12. Results of Operations and Financial Condition.

On January 8, 2004, Mothers Work, Inc. issued a press release announcing its sales results for the month of December 2003 and for the first quarter of fiscal 2004 ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 12, 2004	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell Executive Vice President - Chief Financial Officer

TABLE OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Mothers Work, Inc. on January 8, 2004